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EXHIBIT 10.5                THIRD AMENDMENT AGREEMENT

THIS AGREEMENT is dated for reference the 12th day of February, 1999

AMONG:

                ACCEL FINANCIAL GROUP LTD., a corporation incorporated under the laws of Alberta

                (the "Corporation")

AND:

                802685 ALBERTA LTD., a corporation incorporated under the laws of Alberta

                ("Holdco")

AND:

                T&W FINANCIAL SERVICES COMPANY L.L.C., a limited liability company incorporated under the laws of the State of Washington

                ("T&W")

WHEREAS:

(A) The parties hereto are parties to an amalgamation agreement dated November 6, 1998, as amended by an amendment agreement dated December 7, 1998, and a second amendment agreement dated January 29, 1999 (collectively, the Amalgamation Agreement); and

(B) The parties wish to enter into this Agreement to amend the Amalgamation Agreement in order to make effective certain amendments that they have agreed to.

THEREFORE THIS AGREEMENT WITNESSES that the parties agree as follows:

1.      The Amalgamation Amendment Agreement is hereby amended by deleting
Section 18(g) and replacing it with the following provision:

        "(g)    not later than the second Business Day immediately before the
        Effective Date, Holdco secures a firm financing commitment sufficient to permit it to complete the Amalgamation, such commitment to be on terms and conditions satisfactory to Holdco, acting reasonably;"


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                                     - 2 -


2. The Amalgamation Agreement is hereby amended by deleting Section 18(h) and replacing it with the following provision:

        "(h)    not later than the second Business Day immediately before the
        Effective Date, Holdco will provide the Corporation with evidence satisfactory to the Corporation, acting reasonably, of Holdco's ability to meet the condition described in Section (i); and"

3. The amendments described in Section 1 and Section 2 above, will have the same force and effect as if originally contained in the Amalgamation Agreement.

4. In all other respects the terms and conditions of the Amalgamation Agreement are hereby confirmed as being in full force and effect.


IN WITNESS WHEREOF the parties have caused this agreement to be executed as of the date first above written.

ACCEL FINANCIAL GROUP LTD.

By: BJ Buan
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    Name

802685 ALBERTA LTD.

By: Paul B. Luke
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    Name

T&W FINANCIAL SERVICES COMPANY, L.L.C.

By: Paul B. Luke
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    Name